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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report:  October 25, 1996
                       (Date of earliest event reported)


                         CMC SECURITIES CORPORATION II
             (Exact name of Registrant as specified in its charter)


        Delaware                       33-68930                 75-2473215
 (State of Incorporation)        (Commission File No.)       (I.R.S. Employer
                                                            Identification No.)


       2711 N. Haskell Avenue
              Suite 1000
            Dallas, Texas                                           75204
(Address of Principal executive offices)                          (Zip Code)


       Registrant's Telephone Number, Including Area Code: (214) 874-2500
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Item 5.  Other Events.
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          Reference is hereby made to the Registrant's Registration Statement on
Form S-11 (File No. 33-68930) filed with the Securities and Exchange Commission (the "Commission") on September 16, 1993, as amended by Amendment No. 1 thereto filed with the Commission on September 21, 1993, as further amended by Post Effective Amendment No. 1 thereto filed with the Commission on September 23,
1993 and as further amended by Post Effective Amendment No. 2 on Form S-3 thereto, filed with the Commission on December 7, 1995 (collectively, the "Registration Statement"), pursuant to which the Registrant registered $2,000,000,000 aggregate principal amount of its pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus and related Prospectus Supplement (collectively, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's REMIC Pass-Through Certificates, Series 1996-C (the "Certificates").

          The Registrant is filing this Current Report on Form 8-K to provide prospective investors with certain materials which constitute "Collateral Term Sheets" as described in the no-action letter dated February 27, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter"), the filing of which materials is a condition of the relief granted in such letters (such materials being the "Collateral Term Sheets"). The Collateral Term Sheets were prepared solely by PaineWebber Incorporated in connection with the offering of the Certificates, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheets. The Collateral Term Sheets are set forth in Exhibit 28.1 hereto.
                                                          ------------

          The assumptions used in preparing the Collateral Term Sheets were based upon a preliminary compilation of the underlying collateral and the estimated principal amount and other features of the Certificates. The actual features of the Certificates and a detailed description of the final constituency of the underlying collateral will be set forth in the Prospectus.

          Due to the preliminary nature of the collateral and Certificate information used in preparing the Collateral Term Sheets, no assurance can be given as to either the Collateral Term Sheets' or the underlying assumptions' accuracy, appropriateness or completeness in any particular context; nor can assurance be given as to whether the Collateral Term Sheets and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Collateral Term Sheets should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

          Any yields or weighted average lives shown in the Collateral Term Sheets are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the collateral will occur at rates slower or faster than the rates shown in the Collateral Term Sheets. Furthermore, unless otherwise provided, the Collateral Term Sheets assume no losses on the collateral and no interest shortfall. The specific characteristics of the Certificates may differ from those shown in the Collateral Term Sheets due to differences between the actual collateral and the hypothetical

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collateral used in preparing the Collateral Term Sheets.  As noted above, the principal amount and designation of any security described in the Collateral Term Sheets are subject to change prior to issuance.

          Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, mortgage prepayments, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

          Any statement or information contained in the Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.


Item 7.  Financial Statements and Exhibits.
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         (c) Exhibits

             Exhibit No.  Description
             -----------  -----------

                 28.1     Collateral Term Sheets provided by PaineWebber
                          Incorporated



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                                   Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                             CMC SECURITIES CORPORATION II



October 25, 1996             By: /s/ STEPHANIE BRENTLINGER
                                 -------------------------------------------
                                 Stephanie Brentlinger,
                                 Vice President - Asset and Liability Management

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